Public Offerings and Private Placements	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Public Offerings and Private Placements
3.	Public Offerings and Private Placements

The following table summarizes the issuances of common shares over the three years ending December 31, 2014:

Date	Number of Common Shares Issued		Offering Price (Per Share)	Gross Proceeds	Net Proceeds	Teekay’s Ownership After the Offering	Use of Proceeds
February 2012	17,250,000		$4.00	69,000	65,771	20.4%	Prepayment of revolving credit facilities
June 2012	4,464,286	(1)	$4.11	18,348	18,348	24.6%	Acquisition of conventional tankers
August 2014	4,220,945	(2)	$4.03	17,010	17,010	28.7%	Acquisition of interest in TTOL
December 2014	24,166,666	(3)	$4.80	116,000	111,190	26.2%	Acquisition of conventional tankers

(1)

Represents Class A common shares issued to Teekay as partial consideration for the Company’s acquisition of the 2012 Acquired Business, which shares had an approximate value of $25.0 million, or $5.60 per share when the purchase price was agreed between the parties.

(2)

Represents Class B common shares issued to Teekay as partial consideration for the Company’s acquisition of the 50% interest in TTOL, which shares had an approximate value of $15.6 million, or $3.70 per share when the purchase price was agreed between the parties.

(3)

Represents 20.0 million Class A common shares issued to the public and 4.2 million common shares issued to Teekay in a concurrent private placement. The proceeds from the issuance will be used to acquire modern second hand tankers (see note 18) and for general corporate purposes. The portion of the Company’s voting power held by Teekay at December 31, 2014 was 53.8%. Please refer to Item 7 – Major Shareholders and Related Parties. Subsequent to December 31, 2014, the Company issued an additional 3 million shares of Class A common stock upon the exercise by the underwriters’ of an option to acquire additional shares from the December 2014 public offering (see note 20b).